UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2018

Energy Alliance Technology Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-228060	83-2484730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13400 Riverside Drive, Suite 205 Sherman Oaks, California	91423
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 385-4040

Fortuneswell Corporation

11 Vista Hermosa Drive

Simi Valley, California 93065

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Energy Alliance Technology Corp. (the "Company")

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN  FISCAL YEAR

On September 17, 2018, our shareholders approved an amendment to our Articles of Incorporation to change our name to "Energy Alliance Technology Corp.", effective November 16, 2018. We have filed a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State reflecting the above action.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description	Filed
3.1	Certificate of Amendment to the Articles of Incorporation filed with the Nevada Secretary of State on November 16, 2018.	Filed December 6, 2018 - Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2019	ENERGY ALLIANCE TECHNOLOGY CORP.

	By:	/s/ Andrew Soulakis
	Name:	Andrew Soulakis
	Title:	Chief Executive Officer

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